UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: November 17, 2006

PROVIDENCE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

TEXAS
(State or other jurisdiction of incorporation or organization)

000-30377 (Commission File Number)	06-1538201 (IRS Employer Identification Number)

Nora Coccaro, Chief Executive Officer
2610-1066 West Hastings Street, Vancouver, British Columbia V6E 3X2
(Address of principal executive offices)

(604) 602-1717
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01           OTHER EVENTS

On November 17, 2006, Providence Resources, Inc. (“Company”) held an annual meeting of shareholders to elect four directors to serve varying terms, and to confirm the appointment of Chisholm, Bierwolf & Nilson, LLC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

Charles Crowell and Randy Buchamer were both elected to serve as directors for one year terms or until the next annual meeting of the Company’s shareholders, Nora Coccaro was elected to serve as a director for a two year term or until the second succeeding annual meeting, and Markus Mueller was elected to serve as a director for a three year term or until the third succeeding annual meeting.

The shareholders also confirmed the appointment of Chisholm, Bierwolf & Nilson, LCC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

   Providence Resources, Inc.                                    Date

   By: /s/ Nora Coccaro                                                 November 20, 2006

   Name: Nora Coccaro

   Title: Chief Executive Officer